EXHIBIT 99.2

SUNSET BRANDS, INC.
2004 STOCK INCENTIVE PLAN

1.                                       Purpose; Available Awards.

1.1                                 Purpose.  The purpose of this Sunset Brands, Inc. Stock Incentive Plan (“Plan”) is to further the growth and development of Sunset Brands, Inc., a Nevada corporation (“Company”) and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other Employees and Consultants to the Company who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment or service of the Company or its subsidiaries.

1.2                                 Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Company’s Common Stock through the granting of one or more of the following Awards:  (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Stock Awards, (d) Unrestricted Stock Awards and (e) Performance Awards.

2.                                       Definitions.

2.1                                 “Administrator” means the Administrator appointed by the Board in accordance with Section 3.4.

2.2                                 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3                                 “Award” means any right granted under the Plan, including an Option, a Restricted Stock Award, an Unrestricted Stock Award or a Performance Award.

2.4                                 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant.  Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5                                 “Board” means the Board of Directors of the Company.

2.6                                 “Cause” means if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the

Company or an Affiliate.  The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.7                                 “Change in Control” shall mean:

(a)                                  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded;

(b)                                 Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c)                                  The sale, transfer or other disposition of all or substantially all of the Company’s assets.

(d)                                 A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e)                                  A transaction shall not constitute a Change in Control if it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

2.8                                 “Code” means the Internal Revenue Code of 1986, as amended.

2.9                                 “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.10                           “Common Stock” means the common stock of the Company.

2.11                           “Company” means Sunset Brands, Inc., a Nevada corporation.

2.12                           “Consultant” means a consultant, advisor or other providers of services to the Company other than Directors or Employees of the Company.

2.13                           “Continuous Service” means that the Participant’s employment or service with the Company or an Affiliate is not interrupted or terminated.  The Participant’s Continuous

Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  The Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

2.14                           “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.15                           “Date of Grant” means the date on which the Administrator adopts a resolution expressly granting an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

2.16                           “Director” means a member of the Board of Directors of the Company.

2.17                           “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.4 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3).  The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.  Except in situations where the Plan Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.4 hereof within the meaning of Code Section 22(e)(3), the Plan Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.18                           “Effective Date” shall mean December 9, 2004.

2.19                           “Employee” means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20                           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.21                           “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Administrator.  The “Fair Market value” of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

2.22                           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.23                           “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director.  No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.24                           “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.25                           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.26                           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.27                           “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.28                           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.29                           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.30                           “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.31                           “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.32                           “Performance Award” means Awards granted pursuant to Section 7.3.

2.33                           “Plan” means this Sunset Brands, Inc. 2004 Stock Incentive Plan.

2.34                           “Restricted Stock Award” means any Award granted pursuant to Section 7.1.

2.35                           “Right of Repurchase” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 7.4.

2.36                           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.37                           “SEC” means the Securities and Exchange Commission.

2.38                           “Securities Act” means the Securities Act of 1933, as amended.

2.39                           “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction.  In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity.  In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded.  Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.40                           “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

2.41                           “Unrestricted Stock Award” means any Award granted pursuant to Section 7.2.

3.                                       Administration.

3.1                                 Administration by Board.  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5 (the group that administers the Plan is referred to as the “Administrator”).

3.2                                 Powers of Administrator.  The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3                                 Specific Powers.  In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to determine when Awards are to be granted under the Plan; (e) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (f) to determine the number of shares of Common Stock to be made subject to each Award; (g) to determine whether each Stock Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (h) to prescribe the terms and conditions of each Award, including, without limitation, the purchase price or exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (i) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions; provided, however, that the Administrator may not, without the approval of the stockholders of the Company, (A) reprice or otherwise reduce the exercise price of unexercised Options, or (B) cancel previously granted Options and issue new Options to the same Optionholder at a lower exercise price.  In addition, if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent); (j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (k) to make decisions with respect to outstanding Stock Options that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (l) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4                                 Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5                                 The Committee.

(a)                                  General.  The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  The members of the Committee shall be appointed by and to serve at the pleasure of the Board.  From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee.  The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board.  Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b)                                 Committee Composition when Common Stock is Publicly Traded.  During such periods that the Company’s Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors.  Within the scope of such authority, the Administrator may (i) delegate to a committee of two or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of two or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

3.6                                 Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.                                       Eligibility.  Any Employee or Consultant of the Company or any of its subsidiaries shall be eligible to receive an Award under the Plan.  A Participant may receive more than one Award under the Plan.  No Director who is not also an Employee shall be eligible to receive an Award under the Plan.  Eligibility for Incentive Stock Options is limited to Employees of the Company.

5.                                       Shares Subject to Awards.  The stock available for grant of Options and other Awards under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, Common Stock.  The aggregate number of shares which may be issued pursuant to exercise of Awards granted under the Plan shall not exceed 10,000,000 shares of Common Stock (subject to adjustment as provided in Section 6.13).  The maximum number of shares with respect to which Options may be granted to any Employee in any one calendar year shall be 1,000,000 shares.  In the event that any outstanding Award under the Plan for any reason expires, is forfeited or is terminated, the shares of Common Stock allocable to the unexercised portion of the Award shall again be available for Awards under the Plan as if no Award had been granted with respect to such shares.

6.                                       Terms and Conditions of Options.  Options granted under the Plan shall be evidenced by Option Agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Administrator shall from time to time approve.  Each agreement shall specify whether the Option granted thereby is an Incentive Stock Option or a Nonstatutory Stock Option.  Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

6.1                                 Number of Shares Subject to Option.  Each Option Agreement shall specify the number of shares subject to the Option.

6.2                                 Option Price.  The purchase price for the shares subject to any Incentive Option shall not be less than 100% (110% in the case of any Incentive Option granted to any Ten Percent Shareholder) of the Fair Market Value of the shares of Common Stock of the Company on the date the Option is granted.

6.3                                 Medium and Time of Payment.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid:  (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock For Stock Exchange”); (2) during any period for which the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (3) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note.  However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents.  The shares shall be pledged as security for payment of the principal amount of any promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.  Unless the

Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).  Notwithstanding the forgoing, during any period for which the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited with respect to any Award under this Plan.

6.4                                 Term of Option.  If an Optionholder’s Continuous Service is terminated for any reason other than Cause, death or Disability of the Participant, all Options held by the Optionholder shall thereupon expire at 5 p.m. United States eastern time on the date that is three months after the date of termination of Continuous Service unless the Option by its terms, or the Committee or the Board by resolution, shall expressly provide for a shorter period of time or shall allow the Optionholder to exercise any or all of the Options held by him after expiration of such three month period; provided, that notwithstanding any such express allowance, any such Option which is an Incentive Stock Option and remains exercisable after termination shall be treated as a Nonstatutory Option after three months following such termination.  The Company shall have the sole discretion to set the date of termination for purposes of the Plan, without regard to any notice period or other obligation under applicable laws of the jurisdiction where the Optionholder is employed or engaged.  The Committee or the Board shall determine all matters relating to whether an Optionholder’s service is Continuous Service.  Notwithstanding anything in this Section 6.4 to the contrary, (i) no Option may be exercised beyond the date on which such Option would otherwise expire pursuant to the terms thereof, and (ii) no Incentive Stock Option may be exercised after the expiration of ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date of grant, (iii) if termination of Continuous Service is for Cause, as determined by the Board in its sole discretion, the Option shall terminate on the date the Optionholder’s Continuous Service terminates, (iv) if termination of Continuous Service is a result of death or Disability, or death results within not more than three months of the date Continuous Service is terminated, the Option shall terminate on the one year anniversary of the termination of Continuous Service; provided, however, that the Option Agreement for any Option may provide for shorter periods in each of the foregoing instances.

6.5                                 Exercise of Option.  No Option shall be exercisable during the lifetime of an Optionholder by any person other than the Optionholder.  The Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise.  Unless otherwise provided by the Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to 25% of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional 6 1/4% of such total number of shares at any time after the end of each consecutive calendar quarter thereafter until the Option has become exercisable as to all of such total number of shares.  To the extent that an Optionholder has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares.  If shares of Common Stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option in accordance with the provisions of Sections 6.2 and 6.3.  Any certificate(s) for shares of outstanding Common Stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed).  In the event the certificate(s) tendered by the Optionholder in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the Optionholder to the Company’s transfer agent with respect to disposition of the balance of the shares covered thereby.

6.6                                 No Transfer of Option.  No Option shall be transferable by an Optionholder otherwise than by will or the laws of descent and distribution.

6.7                                 Limit on Incentive Stock Options.  The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by an Optionholder during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000.

6.8                                 Restriction on Issuance of Shares.  The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

6.9                                 Investment Representation.  Any Optionholder may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

6.10                           Rights as a Stockholder or Employee or Consultant.  An Optionholder or transferee of an Option shall have no rights as a stockholder of the Company with respect to any shares covered by any Option until the date of issuance of a share certificate for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.14.  Nothing in the Plan or in any

Option Agreement shall confer upon any Employee or Consultant any right to continue in the employ or service of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionholder’s employment or service at any time.

6.11                           No Fractional Shares.  In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

6.12                           Exercisability in the Event of Death.  In the event of the death of the Optionholder while he or she is an Employee, Consultant and/or Director of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an Employee, Consultant and/or Director, any Option or unexercised portion thereof granted to the Optionholder, to the extent exercisable by him or her on the date of death, may be exercised by the Optionholder’s personal representatives, heirs, or legatees subject to the provisions of Section 6.4 hereof.

6.13                           Recapitalization or Reorganization of Company.  Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company.  In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to use substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would otherwise be canceled in accordance with the foregoing, the Optionholder shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the Optionholder’s Option in whole or in part without regard to any installment exercise provisions in the Optionholder’s Option Agreement.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Option granted pursuant to the Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

6.14                           Modification, Extension, and Renewal of Options.  Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend, or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised), and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, that the Administrator may not, without the approval of the stockholders of the Company, (a) reprice or otherwise reduce the exercise price of unexercised Options, or (b) cancel previously granted Options and issue new Options to the same Optionholder at a lower exercise price..  The Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an incentive stock option within the meaning of Section 422 of the Code.  Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionholder, alter or impair any rights of the Optionholder under the Option.

6.15                           Cancellation and Rescission of Awards.  The following provisions of this Section 6.15 shall apply to any Awards (including Awards other than Options) granted to (i) Participants who are classified by the Company or a Subsidiary as an Officer of the Company or any subsidiary, (ii) Participants who are Directors, and (iii) certain other Participants designated by the Committee or the Board of Directors to be subject to the terms of this Section 6.15 (such designated Participants together with Officers and Directors referred to collectively as “Senior Participants”).  The Committee or the Board of Directors may cancel, rescind, suspend or otherwise limit or restrict any unexpired Award at any time if the Senior Participant engages in “Detrimental Activity” (as defined below).  Furthermore, in the event a Senior Participant engages in Detrimental Activity at any time prior to or during the six months after any exercise of an Award, lapse of a restriction under an Award or delivery of Common Stock pursuant to an Award, such exercise, lapse or delivery may be rescinded until the later of (i) two years after such exercise, lapse or delivery or (ii) two years after such Detrimental Activity.  Upon such rescission, the Company at is sole option may require the Senior Participant to (i) deliver and transfer to the Company the shares of Common Stock received by the Senior Participant upon such exercise, lapse or delivery, (ii) pay to the Company and amount equal to any realized gain received by the Senior Participant from such exercise, lapse or delivery, or (iii) pay to the Company an amount equal to the market price (as of the exercise, lapse or delivery date) of the Common Stock acquired upon such exercise, lapse or delivery minus the respective price paid upon exercise, lapse or delivery, if applicable.  The Company shall be entitled to set-off any such amount owed to the Company against any amount owed to the Senior Participant by the Company.  Further, if the Company commences an action against such Senior Participant (by way of claim or counterclaim and including declaratory claims), in which it is preliminarily or finally determined that such Senior Participant engaged in Detrimental Activity or otherwise violated this Section 6.15, the Senior Participant shall reimburse the Company for all costs and fees incurred in such action, including but not limited to, the Company’s reasonable attorneys’ fees.  As used in this Section 6.15, “Detrimental Activity” shall include:  (i) the failure to comply with the terms of the Plan or certificate or agreement evidencing the Award; (ii) the failure to comply with any term set forth in any employment agreement with the Senior Participant; (iii) any activity that results in termination of the Senior Participant’s Continuous Service for Cause; (iv) a material violation of any rule, policy, procedure or guideline of the Company; or (v) the Senior Participant being convicted of, or entering a guilty plea with respect to a crime whether or not connected with the Company.

6.16                           Other Provisions.  Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

7.                                       Provisions of Awards Other Than Options.

7.1                                 Restricted Stock Awards.  The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) restricted Common Stock under the Plan to eligible Participants.  Restricted Stock Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine.  Each restricted stock purchase agreement shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a)                                  Purchase Price.  The purchase price of Restricted Stock Awards shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b)                                 Consideration.  The consideration for Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either:  (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock For Stock Exchange or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c)                                  Vesting.  Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services.  The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted stock purchase agreement in the event a Change in Control occurs.

(d)                                 Termination of Participant’s Continuous Service.  Unless otherwise provided in an Option Agreement or a restricted stock purchase agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of prior services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Option Agreement or restricted stock purchase agreement shall be forfeited and the Participant shall have no rights with respect to the Award.

(e)                                  Transferability.  Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Administrator shall determine in its discretion, so long as Common Awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(f)                                    Concurrent Tax Payment.  The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

7.2                                 Unrestricted Stock Awards.  The Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any Participant, pursuant to which such individual may receive shares of Common Stock free of any vesting restriction (“Unrestricted Stock”) under the Plan.  Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

7.3                                 Performance Awards.

(a)                                  Nature of Performance Awards.  A Performance Award is an Award entitling the recipient to acquire actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals.  The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan.  Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company.  The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitation and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Awards under the Plan.  Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Award shares that will be granted or will vest if the performance goal is attained.  Performance goals will be determined by the Administrator prior to the time 25 percent of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates.  Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax).  A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.  More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other.  The Administrator may, in connection with the establishment of performance objectives for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period.  The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine.  Performance objectives shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code.  Performance objectives may differ for Performance Awards granted to any one Participant or to different Participants.  A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine.  Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b)                                 Restrictions on Transfer.  Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c)                                  Rights as a Shareholder.  A Participant receiving a Performance Award shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant.  A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator).

(d)                                 Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e)                                  Acceleration, Waiver, Etc.  At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 8, amend any or all of the goals, restrictions or conditions imposed under any Performance Award.  The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award in the event a Change in Control occurs.

(f)                                    Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met.  Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.3(f).

7.4                                 Right of Repurchase.  Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 7.4

(the “Right of Repurchase”).  The Right of Repurchase shall be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock.  The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.

8.                                       Termination or Amendment of Plan.  The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the equitable adjustment provisions of Section 6.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which Awards may be granted; and provided further that, without the consent of the Participant, no amendment may adversely affect any then outstanding Award or any unexercised portion thereof.  However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent.

9.                                       General Provisions.

9.1                                 Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

9.2                                 Recapitalizations.  Each Stock Option Agreement and Award Agreement shall contain provisions required to reflect the equitable adjustment provisions of Section 6.13 in the event of a corporate capital transaction.

9.3                                 Delivery.  Upon exercise of an Award granted under this Plan, the Company shall issue shares of Common Stock or pay any amounts due within a reasonable period of time thereafter.  Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

9.4                                 Other Provisions.  The Stock Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

9.5                                 Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Date of Grant of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

9.6                                 Withholding Obligations.  To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.

10.                                 Effective Date.  The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

11.                                 Termination or Suspension of the Plan.  The Plan shall terminate automatically on October 1, 2014, but no later than the day before the 10th anniversary of the Effective Date.  No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.  The Board may suspend or terminate the Plan at any earlier date.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

12.                                 Choice of Law.  The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

13.                                 Execution.  To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused the Sunset Brands, Inc. 2004 Stock Incentive Plan to be executed effective as of the 9th day of December, 2004.

SUNSET BRANDS, INC.

By:	\s\ Todd Sanders

Todd Sanders, Chairman of the Board and Chief Executive Officer